                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report:  May 21, 2001


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


     Delaware                      33-34266                    38-2748796
     --------                      --------                    ----------

(State of Incorporation)    (Commission File Number)     (IRS Employer Id. No.)



                3800 Hamlin Road, Auburn Hills, Michigan  48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

                The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended May 21, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation             Description                Method of Filing
         -----------             -----------                ----------------

         Exhibit 20       Report for the month ended     Filed with this report.
                          April 30, 2001 provided to
                          Bank One, as trustee under
                          the Volkswagen Credit Auto
                          Master Owner Trust, Series
                          2000-1

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Volkswagen Credit Auto Master Owner Trust


                                     By: Volkswagen Dealer Finance, LLC


                                     By: /s/ Timothy J. Flaherty
                                        ------------------------
                                             Timothy J. Flaherty